Exhibit 1.3

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE BY PERSONS WHO WISH TO ACCEPT THE OFFER (AS DEFINED HEREIN) BY TOTAL ENERGY SERVICES INC. TO PURCHASE ALL OF THE ISSUED AND OUTSTANDING COMMON SHARES OF SAVANNA ENERGY SERVICES CORP., INCLUDING ANY COMMON SHARES THAT MAY BECOME ISSUED AND OUTSTANDING (INCLUDING UPON THE EXERCISE, EXCHANGE OF CONVERSION OF ANY CONVERTIBLE SECURITIES) AFTER THE DATE OF THE OFFER, BUT BEFORE THE EXPIRY TIME (AS DEFINED HEREIN).

PLEASE READ THE ORIGINAL OFFER AND CIRCULAR (AS DEFINED HEREIN) AND THE ACCOMPANYING NOTICE OF CHANGE AND VARIATION (AS DEFINED HEREIN) BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

AMENDED LETTER OF TRANSMITTAL

TO DEPOSIT COMMON SHARES OF

SAVANNA ENERGY SERVICES CORP.

Pursuant to the Original Offer (as defined herein), dated December 9, 2016,

as amended by the Notice of Change and Variation, dated March 1, 2017,

made by

TOTAL ENERGY SERVICES INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. (PACIFIC TIME) ON MARCH 24, 2017 UNLESS THE OFFER IS ACCELERATED OR EXTENDED BY THE OFFEROR (THE “EXPIRY TIME”) OR THE OFFER IS WITHDRAWN BY THE OFFEROR.

YOU MAY USE THIS LETTER OF TRANSMITTAL IF:

1.	YOU WISH TO ACCEPT THE OFFER AND ARE DEPOSITING A PHYSICAL SHARE CERTIFICATE(S) OR DRS STATEMENT REPRESENTING SAVANNA COMMON SHARES; OR

2.	YOU PREVIOUSLY DEPOSITED SAVANNA COMMON SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (IN THE FORM ACCOMPANYING THE OFFER AND CIRCULAR).

COMMON SHAREHOLDERS WHO ACCEPT THE OFFER AFTER MARCH 1, 2017 THROUGH A BOOK-ENTRY TRANSFER WILL BE DEEMED TO HAVE COMPLETED AND SUBMITTED A LETTER OF TRANSMITTAL (IN THE FORM HEREOF) AND WILL BE BOUND BY THE TERMS HEREOF.

This Letter of Transmittal is for use by registered holders (“Common Shareholders”) of common shares (“Savanna Common Shares”) of Savanna Energy Services Corp. (“Savanna” or the “Company”) whose Savanna Common Shares are registered in their names, including any Savanna Common Shares that may become issued and outstanding (including upon the exercise, exchange or conversion of any Convertible Securities) after the date of the Offer but before the Expiry Time, to accept the offer (the “Original Offer”) made by Total Energy Services Inc. (“Total Energy” or the “Offeror”) to purchase all of the issued and outstanding Savanna Common Shares, including any Savanna Common Shares that may become issued and outstanding (including upon the exercise, exchange or conversion of any Convertible Securities) after the date of the Offer but before the Expiry Time, as set out in the Offer to Purchase and accompanying Take-Over Bid Circular of the Offeror dated December 9, 2016 (together, the “Original Offer and Circular”), as amended by the Notice of Change and Notice of Variation dated March 1, 2017 (the “Notice of Change and Variation” and, together with the Original Offer and Circular, the “Offer and Circular”). Unless the context requires otherwise, the Original Offer, as amended by the Notice of Change and Variation, is referred to in this Letter of Transmittal as the “Offer”.

Common Shareholders are referred to the Original Offer and Circular and to the Notice of Change and Variation that accompanies this Letter of Transmittal. The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal.

Whenever used in this Letter of Transmittal, capitalized terms not otherwise defined herein, but which are defined in the Offer and Circular, have the meanings ascribed to them in the Offer and Circular. References to “the Letter of Transmittal”, “a Letter of Transmittal” or similar references means either the Letter of Transmittal in the applicable form accompanying the Original Offer and Circular or this Letter of Transmittal and reference to “this Letter of Transmittal” means this Letter of Transmittal.

All Common Shareholders who deposit their Savanna Common Shares to the Offer will receive the increased consideration per Savanna Common Share, including those Common Shareholders who have already validly deposited (and not withdrawn) their Savanna Common Shares under the Offer. Notwithstanding anything contained herein, Common Shareholders may also accept the Offer using any previous form of Letter of Transmittal delivered to Common Shareholders in connection with the Original Offer. Common Shareholders who have validly deposited under the Offer and not withdrawn their Savanna Common Shares need take no further action to accept the Offer unless they want to avail themselves of the Tax Election (as defined herein) set out in this Letter of Transmittal, in which case, such Common Shareholder needs to submit this Letter of Transmittal to the depositary for the Offer, Computershare Investor Services Inc. (the “Depositary”). Failure to provide the Depositary with this Letter of Transmittal will prevent a Common Shareholder from utilizing the Tax Election set out in this Letter of Transmittal.

Common Shareholders who have already validly deposited (and not withdrawn) their Savanna Common Shares under the Offer and who do not submit this Letter of Transmittal to the Depositary will be considered to have disposed of a portion of such Savanna Common Shares for Offeror Common Shares and to have disposed of the remaining portion of such Savanna Common Shares for cash in the proportions described under the heading “Offer Consideration” on page 4 of this Letter of Transmittal.

As described in Section 1 of the Notice of Change and Variation, “Certain Canadian Federal Income Tax Considerations”, an Eligible Holder (as defined herein) may obtain a full or partial tax deferral in respect of the disposition of Savanna Common Shares pursuant to the Offer by filing with the Canada Revenue Agency (and, where applicable, with a provincial tax authority) a joint election made by the Eligible Holder and the Offeror under subsection 85(1) or (2) of the Tax Act (as defined herein) and the corresponding provisions of any applicable provincial income tax legislation. Common Shareholders should consult their own tax advisors to determine whether they should make the Tax Election and, if so, the procedure for doing so. It is the Common Shareholder’s responsibility to take the steps required to make a valid Tax Election.

Common Shareholders who wish to accept the Offer must, prior to the Expiry Time, properly complete and execute a Letter of Transmittal and tender it, or a manually signed facsimile thereof, together with certificate(s) or a DRS Statement representing their Savanna Common Shares and any other documents required by the Letter of Transmittal, to the Depositary, at any one of the offices of the Depositary set out on the back page of the Letter of Transmittal. Detailed rules and instructions are set out below in the Letter of Transmittal. Alternatively, Common Shareholders may accept the Offer by:

(a)	following the procedures for book-entry transfer of the Savanna Common Shares described in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”; or

(b)	following the procedures for guaranteed delivery described in Section 3 of the Offer, “Manner of Acceptance – Procedure for Guaranteed Delivery”, using a Notice of Guaranteed Delivery, or a manually signed facsimile thereof, in cases where the certificate(s) or DRS Statement representing the Savanna Common Shares is (are) not immediately available, the Common Shareholder cannot complete the procedure for book-entry transfer of the Savanna Common Shares on a timely basis or if the certificate(s) or DRS Statement and all of the required documents cannot be provided to the Depositary before the Expiry Time.

Common Shareholders who wish to accept the Offer will not be required to pay any fee or commission if they tender their Savanna Common Shares directly to the Depositary. See Section 3 of the Offer, “Manner of Acceptance”.

A Common Shareholder who accepts the Offer by following the procedures for book-entry transfer does not need to provide a completed Letter of Transmittal to the Depositary. Common Shareholders who accept the Offer by following the procedures for a book-entry transfer as described in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”, must provide a Book-Entry Confirmation through CDSX to the Depositary at its office in Calgary, Alberta or Toronto, Ontario prior to the Expiry Time. Any financial institution or other entity that is a participant in CDS may cause CDS to make a book-entry transfer of a Common Shareholder’s Savanna Common Shares into the Depositary’s account in accordance with CDS’s procedures for such transfer. Delivery of Savanna Common Shares to the Depositary by means of a book-entry transfer will constitute a valid tender under the Offer. Common Shareholders, through their respective CDS Participants, who used CDSX to accept the Offer before March 1, 2017 through a book-entry transfer of their holdings into the Depositary’s account with CDS will be deemed to have completed and submitted a Letter of Transmittal and to be bound by the terms thereof. Common Shareholders, through their respective CDS Participants, who use CDSX to accept the Offer on or after March 1, 2017 through a book-entry transfer of their holdings into the Depositary’s account with CDS will be deemed to have completed and submitted this Letter of Transmittal and to be bound by the terms hereof. Accordingly, where Savanna Common Shares are deposited by book-entry transfer without delivery of an executed Letter of Transmittal, unless the context otherwise requires, references herein to the “undersigned” are to the person on whose behalf that book-entry transfer is made (notwithstanding that such person has not executed a Letter of Transmittal).

A Letter of Transmittal is not to be used by non-registered Common Shareholders. Most holders of Savanna Common Shares are non-registered Common Shareholders because the Savanna Common Shares they beneficially own are not registered in their names, but are instead registered in the name of an intermediary (an “Intermediary”), such as a broker, investment dealer, bank, trust company or other Intermediary, or in the name of a depository, such as CDS Clearing and Depository Services Inc. (“CDS”). If you are a non-registered Common Shareholder, you should contact your Intermediary if you have questions regarding the Offer and carefully follow the instructions from the Intermediary that holds Savanna Common Shares on your behalf if you wish to deposit your Savanna Common Shares under the Offer. If you are a non-registered Common Shareholder, you should not complete a Letter of Transmittal unless specifically instructed to do so by your Intermediary. Intermediaries will likely establish tendering cut-off times that are up to 48 hours prior to the Expiry Time. As a result, Common Shareholders who wish to tender their Savanna Common Shares to the Offer and whose Savanna Common Shares are held through an Intermediary should promptly and carefully follow the instructions provided to them by their investment dealer, broker, bank, trust company or other Intermediary.

Savanna Shareholders whose Savanna Common Shares are held on their behalf, or for their account, by an Intermediary and wish to make the Tax Election should contact their Intermediary directly to determine the procedure for making the Tax Election.

The Offer is open for acceptance until the Expiry Time, being 11:59 p.m. (Pacific time) on March 24, 2017, unless the Offer is accelerated or extended by the Offeror or withdrawn by the Offeror. The Expiry Time may be extended by the Offeror in certain circumstances. The deposit period under the Offer may also be shortened in certain circumstances, in accordance with applicable Canadian Securities Laws, as a result of actions of Savanna. See Section 5 of the Offer, “Acceleration, Extension and Variation of the Offer”, as set out in the Original Offer and Circular.

NOTICE TO U.S. SHAREHOLDERS

The exchange offer is made for the securities of a company formed outside of the United States. The Offer is subject to disclosure requirements of Canada that are different from those of the United States. Financial statements included or incorporated by reference in the Offer and Circular have been prepared in accordance with Canadian accounting standards and may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal Securities Laws, since the Offeror is located in Canada, and some or all of its officers or directors may be residents of Canada or another country outside of the United States. You may not be able to sue a Canadian company or its officers or directors in a court in Canada or elsewhere outside of the United States for violations of U.S. Securities Laws. It may be difficult to compel a Canadian company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that Offeror may purchase securities otherwise than under the Offer, such as in open market or privately negotiated purchases.

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED FOR OFFER AND SALE IN THE U.S. STATES OF AL, AK, AZ, AR, CA, CO, CT, DE, DC, FL, IL, KY, LA, MD, MA, MT, NE, NV, NJ, NC, OH, OR, PA, PR, RI, TN, TX, UT, VA, WA, WV AND WY AND NO SUCH OFFER TO SELL OR SALE, OR SOLICITATION OF AN OFFER TO BUY MAY BE MADE IN SUCH U.S. STATES EXCEPT TO PERSONS THAT QUALIFY AS EXEMPT INSTITUTIONAL INVESTORS IN SUCH U.S. STATES.

Offer Consideration

Each Common Shareholder whose Savanna Common Shares are taken up by the Offeror will be entitled to receive, in respect of his/her/its Savanna Common Shares, 0.1300 of an Offeror Common Share (the “Share Consideration”) and $0.20 in cash (the “Cash Consideration” and, together with the Share Consideration, the “Offer Consideration”) in exchange for each Savanna Common Share.

A Common Shareholder who exchanges Savanna Common Shares for the Offer Consideration and is not an Eligible Holder (as defined in Step #4 of this Letter of Transmittal) that has indicated an intention to make a joint tax election with the Offeror under subsection 85(1) or (2) of the Income Tax Act (Canada) (the “Tax Act”) (in accordance with Step #4 of this Letter of Transmittal) will automatically be considered as part of the Offer to have disposed of a portion of such Savanna Common Shares for Share Consideration and to have disposed of the remaining portion of such Savanna Common Shares for Cash Consideration.

A Common Shareholder who has already validly deposited (and not withdrawn) their Savanna Common Shares under the Offer and does not submit this Letter of Transmittal to the Depositary will be considered to have disposed of a portion of such Savanna Common Shares for Share Consideration and to have disposed of the remaining portion of such Savanna Common Shares for Cash Consideration.

The relative portion of each Savanna Common Share that shall be considered to be disposed of for Cash Consideration shall be computed as:

$0.20
$0.20 + (0.1300 * the weighted average price of the Offeror Common Shares for the five trading days preceding the acceptance for payment by the Offeror of the Deposited Savanna Common Shares)

The relative portion of each Savanna Common Share that shall be considered to be disposed of for Share Consideration shall be computed as:

(0.1300 * the weighted average price of the Offeror Common Shares for the five trading days preceding the acceptance for payment by the Offeror of the Deposited Savanna Common Shares)
$0.20 + (0.1300 * the weighted average price of the Offeror Common Shares for the five trading days preceding the acceptance for payment by the Offeror of the Deposited Savanna Common Shares)

The weighted average price of the Offeror Common Shares for the five trading days preceding the acceptance for payment by the Offeror of the Deposited Savanna Common Shares, and the relative portions of each Savanna Common Share that shall be considered to be disposed of for Cash Consideration and Share Consideration, as applicable, will be posted on the Offeror’s website (www.totalenergy.ca) following the acceptance for payment by the Offeror of the Deposited Savanna Common Shares.

A Common Shareholder who is an Eligible Holder (as defined in Step #4 of this Letter of Transmittal) that has indicated an intention to make a joint tax election with the Offeror under subsection 85(1) or (2) of the Tax Act (in accordance with Step #4 of this Letter of Transmittal) will automatically be considered as part of the Offer to have disposed of all of the Eligible Holder’s Savanna Common Shares tendered as part of the Offer as a single disposition in exchange for a combination of the Cash Consideration and the Share Consideration.

The Depositary or Information Agent (the addresses and telephone numbers of which are on the back page of the Letter of Transmittal) or your broker or other Intermediary can assist you in completing the Letter of Transmittal. Common Shareholders who wish to tender their Savanna Common Shares to the Offer and whose Savanna Common Shares are held through an Intermediary should promptly and carefully follow the instructions provided to them by their investment dealer, broker, bank, trust company or other Intermediary in order to take the necessary steps to be able to deposit such Savanna Common Shares under the Offer.

All cash payments under the Offer will be made in Canadian dollars.

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET OUT ON THE BACK PAGE OF SUCH LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE. IN ADDITION, EACH COMMON SHAREHOLDER MUST COMPLETE STEP #5 OF THE LETTER OF TRANSMITTAL AND SHOULD COMPLETE AND SUBMIT EITHER AN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 IF HE/SHE/IT IS A U.S. SHAREHOLDER. SEE INSTRUCTION 11 BELOW.

TO:              TOTAL ENERGY SERVICES INC.

AND TO:    COMPUTERSHARE INVESTOR SERVICES INC., AS DEPOSITARY

STEP #1: DEPOSIT OF SAVANNA COMMON SHARES

All Common Shareholders submitting this Letter of Transmittal must complete this Step.

In connection with the Offer, the undersigned hereby surrenders to the Offeror the Savanna Common Shares described below (and, if applicable, encloses the certificate(s) or DRS Statement representing such Savanna Common Shares) and, subject only to the provisions of the Offer regarding withdrawal and irrevocability, irrevocably accepts the Offer for such Savanna Common Shares upon the terms and conditions set out in the Offer.

DESCRIPTION OF SAVANNA COMMON SHARES DEPOSITED
Certificate Number(s)* (if applicable)	Name in which Savanna Common Shares are Registered** (please print and fill in exactly as name(s) appear(s) on the certificate(s) or DRS Statement)	Number of Savanna Common Shares Represented by the Certificate(s) or DRS Statement	Number of Savanna Common Shares Deposited***
TOTAL:

(If space provided above is not sufficient, please attach a list in the above form.)

*	A certificate number does not need to be provided if the Savanna Common Shares are represented by a DRS Statement. The Direct Registration System (DRS) is a system that allows shares to be held in book-entry form without having a physical share certificate issued as evidence of ownership. Instead, shares are held and registered electronically in the record systems of an issuer’s transfer agent, which can be confirmed in the DRS Statement.
**	If Savanna Common Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered Common Shareholder. See Instruction 3 below.
***	Unless otherwise indicated, the total number of Savanna Common Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6 below.

STEP #2: AUTHORIZATION/SIGNATURE

All Common Shareholders submitting this Letter of Transmittal must complete this Step.

The undersigned Common Shareholder hereby:

1.	acknowledges receipt of the Original Offer and Circular and Notice of Change and Variation and acknowledges entering into a binding agreement between the undersigned and the Offeror in accordance with the terms and conditions of the Offer;

2.	transmits herewith the certificate(s) or DRS Statement representing the Savanna Common Shares described above for transfer under the Offer;

3.	surrenders to the Offeror, effective on and after the date that the Offeror takes up and pays for the Savanna Common Shares, all right, title and interest in and to all of the Savanna Common Shares evidenced by the certificate(s) or DRS Statement transmitted herewith (the “Deposited Savanna Common Shares”) and irrevocably approves, constitutes and appoints each officer of the Offeror and any other Person designated by the Offeror in writing (each an “Appointee”) as the true and lawful agents, attorneys and attorneys-in-fact and proxies, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), of the undersigned with respect to the Deposited Savanna Common Shares:

(a)	to register or record the transfer and/or cancellation of the Deposited Savanna Common Shares on the appropriate register maintained by or on behalf of the Company;

(b)	for so long as any Deposited Savanna Common Shares are registered or recorded in the name of such Common Shareholder (whether or not they are now so registered or recorded), to exercise any and all rights of such Common Shareholder, including the right to vote, to execute and deliver any and all instruments of proxy, authorizations or consents (in form and on terms satisfactory to the Offeror) in respect of any or all Deposited Savanna Common Shares, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent any Person or Persons as the proxy of such Common Shareholder in respect of the Deposited Savanna Common Shares for all purposes, including in connection with any meeting or meetings of holders of relevant securities of the Company (whether annual, special or otherwise or any adjournment or postponement thereof, including any meeting to consider a Subsequent Acquisition Transaction);

(c)	to execute, endorse and negotiate, for and in the name of and on behalf of such Common Shareholder, any and all cheques or other instruments representing any Distribution (as defined herein) payable to or to the order of, or endorsed in favour of, such Common Shareholder; and

(d)	to exercise any other rights of a holder of the Savanna Common Shares;

4.	acknowledges that the delivery of the Deposited Savanna Common Shares shall be effected, and the risk of loss to such Deposited Savanna Common Shares shall pass, only upon proper receipt thereof by the Depositary;

5.	revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Savanna Common Shares and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Savanna Common Shares;

6.	agrees not to vote any of the Deposited Savanna Common Shares taken up and paid for under the Offer at any meeting of holders of Savana Common Shares (whether annual, special or otherwise or any adjournment or postponement thereof) and not to exercise any other rights or privileges attached to such Deposited Savanna Common Shares, or otherwise act with respect thereto. The undersigned agrees to execute and deliver to the Offeror, at any time and from time to time, as and when requested by, and at the expense of, the Offeror, any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of any such Deposited Savanna Common Shares. The undersigned further agrees to designate in any such instruments of proxy, the Person or Persons specified by the Offeror as the proxyholder of the undersigned in respect of all or any such Deposited Savanna Common Shares;

7.	acknowledges and agrees that, subject to the terms and conditions of the Offer and, in particular, to the Deposited Savanna Common Shares being validly withdrawn by or on behalf of the undersigned Common Shareholder, and except as provided below, by accepting the Offer using the procedures set out in the Offer, the undersigned Common Shareholder irrevocably assigns to the Offeror, and the Offeror will thereby acquire, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of others, all of the rights and benefits of such Common Shareholder in and to the Deposited Savanna Common Shares tendered to the Depositary under the Offer and in and to all rights and benefits arising from such Deposited Savanna Common Shares, including any and all dividends, distributions, payments, securities, property and other interests (collectively, “Distributions” and each individually a “Distribution”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Savanna Common Shares, or any of them, on or after December 9, 2016 (being the date of the Offer), including any dividends, distributions or payments on such Distributions;

(If, notwithstanding such assignment, any Distributions are received by or made payable to or to the order of the undersigned Common Shareholder, then: (a) the Offeror will be entitled to all rights and privileges as the owner of any such Distribution and such Distribution shall be received and held by such Common Shareholder for the account of the Offeror and shall be promptly remitted and transferred by the Common Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer (in form and substance satisfactory to the Offeror); or (b) in its sole discretion, the Offeror may, in lieu of such remittance or transfer, reduce the amount of the consideration payable to such Common Shareholder under the Offer by deducting: (i) an appropriate amount (as determined by the Offeror in its sole discretion) from the cash portion of the consideration payable to the Common Shareholder (which may be the entire cash portion of such consideration); or (ii) from the number of Offeror Common Shares otherwise issuable by the Offeror to the Common Shareholder pursuant to the Offer a number of Offeror Common Shares equal in value to the amount or value of such Distribution, as determined by the Offeror, in its sole discretion (or a combination thereof, as determined by the Offeror in its sole discretion);

8.	represents and warrants that:

(a)	the undersigned owns the Deposited Savanna Common Shares and has full power and authority to execute and deliver this Letter of Transmittal or cause the book-entry transfer to be made (as applicable) and to deposit, sell, assign and transfer the Deposited Savanna Common Shares (and any associated Distributions);

(b)	the Deposited Savanna Common Shares and associated Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Savanna Common Shares or associated Distributions to any other person, other than under the Offer;

(c)	the deposit of the undersigned’s Deposited Savanna Common Shares and associated Distributions complies with applicable Laws;

(d)	all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate; and

(e)	when the Deposited Savanna Common Shares are taken-up and paid for by the Offeror in accordance with the terms of the Offer, the Offeror will acquire good title thereto (and to any associated Distributions) free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others;

(f)	the undersigned is not acting for the account or benefit of a person from any jurisdiction in which the acceptance of the Offer would not be in compliance with the Laws of such jurisdiction and is not in, or delivering this Letter of Transmittal from, such a jurisdiction; and

(g)	the foregoing representations and warranties shall survive the completion of the Offer and the delivery to the Depositary of the Deposited Savanna Common Shares and any associated Distributions;

9.	will, upon request, execute any signature guarantees or additional documents, transfers and other assurances as the Offeror may reasonably request to complete the sale, assignment and transfer of the Deposited Savanna Common Shares (including, as applicable, Distributions) to the Offeror;

10.	understands and acknowledges that no physical certificate(s) for Offeror Common Shares will be issued to Common Shareholders upon take-up and payment for the Deposited Savanna Common Shares; rather, a DRS Statement will be delivered by the Depositary and Offeror Common Shares will be held in the name of the applicable Common Shareholder and registered electronically in the Offeror’s records;

11.	instructs the Offeror and the Depositary, following receipt of this Letter of Transmittal (and the certificate(s) or DRS Statement representing the Savanna Common Shares deposited herewith) and the completion of the Offer, to send a DRS Statement representing the Share Consideration and a cheque representing the Cash Consideration in exchange for the Deposited Savanna Common Shares, by first class mail, postage prepaid, or to hold such DRS Statement representing the Share Consideration and cheque representing the Cash Consideration for pick-up, in accordance with the instructions set out below. DRS Statements and cheques mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing;

12.	acknowledges that the Depositary will act as the agent of the undersigned for the purposes of receiving a DRS Statement representing the Share Consideration and cheque representing the Cash Consideration from the Offeror and receipt thereof by the Depositary will constitute receipt thereof by the undersigned;

13.	acknowledges that all authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal (including deemed submission in the case of book-entry transfers) is irrevocable and may be exercised during any subsequent legal incapacity of such Common Shareholder and shall, to the extent permitted by Law, survive the death or incapacity, bankruptcy or insolvency of such Common Shareholder and all obligations of the Common Shareholder herein will be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of such Common Shareholder;

14.	acknowledges that if any Deposited Savanna Common Shares are not taken-up and paid for under the Offer for any reason, or if certificates or DRS Statements are submitted for more Savanna Common Shares than are tendered, a certificate or certificates for Savanna Common Shares that are not taken-up and paid for will be returned (or, where applicable, a new DRS Statement will be issued), at the Offeror’s expense, to the undersigned Common Shareholder following the Expiry Time or the termination of the Offer. Unless otherwise directed in accordance with the instructions set out in Box “A” or Box “B” of Step #3 herein, certificates or DRS Statements representing Savanna Common Shares not taken-up and paid for will be forwarded to the address of the registered Common Shareholder as shown on the list of Common Shareholders provided to the Offeror by the Company;

15.

understands and acknowledges that the undersigned will not receive the Offer Consideration in respect of the Deposited Savanna Common Shares until after the Offer is completed, the Deposited Savanna Common Shares are taken-up and paid for by the Offeror and the certificate(s) or DRS Statement representing the Deposited Savanna Common Shares, in proper form for transfer, together with a duly signed Letter of Transmittal (or a manually signed facsimile thereof) is (are) received by the Depositary at one of the addresses set out on the back page of the Letter of Transmittal, together with such additional documents as the Depositary may require, and until such certificate(s) or DRS Statement is (are) processed for payment by the Depositary. It is further understood that under no circumstances will any amount be payable or paid by the Offeror or the Depositary by reason of any delay in exchanging any Savanna Common Shares or in delivering Offer Consideration to any person on account of Savanna Common Shares taken up under the Offer. See Section 6 of the Offer, “Take-Up and Payment for Deposited Savanna Common Shares”, as set out in the Original Offer and Circular. Common Shareholders who wish to accept the Offer will not be required to pay any fee or commission if they tender their Savanna Common Shares directly to the Depositary;

16.	acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, Common Shareholders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the Laws of such jurisdiction; and

17.	acknowledges that by reason of the use by the undersigned of an English language form of this Letter of Transmittal, the undersigned will be deemed to have required that any contract evidenced by the Offer as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une version anglaise de la présente lettre d’envoi, le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l’Offre, telle qu’il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

COMMON SHAREHOLDER SIGNATURE

Dated:

Authorized Signature of Guarantor (if required under Instruction 4 herein)	Signature of Common Shareholder or Authorized Representative (see Instructions 3, 4 and 5 herein)
Name of Guarantor (please print or type)	Name of Common Shareholder (please print or type)
Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable (please print or type)

Address of Common Shareholder

Daytime Telephone Number of Common Shareholder or Authorized Representative

Social Insurance Number or United States Resident Taxpayer Identification Number for Common Shareholder (must be provided)

STEP #3: PAYMENT AND DELIVERY/PICK-UP INSTRUCTIONS

All Common Shareholders submitting this Letter of Transmittal must complete this Step.

PLEASE COMPLETE EITHER BOX “A” OR BOX “B”. SEE INSTRUCTIONS 3, 4 AND 5 HEREIN.

BOX “A”

PAYMENT AND DELIVERY INSTRUCTIONS

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Issue the DRS Statement representing the Share Consideration and cheque representing the Cash Consideration in the name of the person signing above and deliver the DRS Statement and cheque: (i) to the address of such person as shown on the list of Savanna shareholders provided to the Offeror by the Company, if no address has been specified below; or (ii) if an address has been specified below, to the address so specified:

(Name)

(Street Address and Number)

(City and Province/State)

(Country and Postal/Zip Code)

(Telephone Number – Business Hours)

BOX “B”

PICK-UP INSTRUCTIONS

Issue the DRS Statement representing the Share Consideration and cheque representing the Cash Consideration in the name of the person signing above and hold the DRS Statement and cheque for pick-up at the office of the Depositary checked below:

(please check one)

☐

Calgary

600, 530 – 8th Avenue SW

Calgary, Alberta T2P 3S8

Attention: Corporate Actions

☐

Toronto

100 University Avenue, 8th Floor

Toronto, Ontario M5J 2Y1

Attention: Corporate Actions

PLEASE COMPLETE BOX “C” OR BOX “D”, AS APPLICABLE.

BOX “C”

☐

Please check here if Savanna Common Shares are being deposited pursuant to a Notice of Guaranteed Delivery previously sent to the Calgary, Alberta or Toronto, Ontario office of the Depositary and complete the following:

(Name of Registered Common Shareholder)

(Date of Guaranteed Delivery)

(Name of Institution which Guaranteed Delivery)

BOX “D”

INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

(See Instruction 8 herein)

(Firm)

(Registered Representative)

(Telephone Number)

(Street Address and Number)

(City and Province/State)

(Country and Postal/Zip Code)

☐

Please check here if a list of beneficial holders is attached

STEP #4: SECTION 85 TAX DEFERRAL ELECTION FOR ELIGIBLE HOLDERS

As described in Section 1 of the Notice of Change and Variation, “Certain Canadian Federal Income Tax Considerations”, an Eligible Holder may obtain a full or partial tax deferral in respect of the disposition of Savanna Common Shares pursuant to the Offer by filing with the Canada Revenue Agency (and, where applicable, with a provincial tax authority) a joint election made by the Eligible Holder and the Offeror under subsection 85(1) or (2) of the Income Tax Act (Canada) (the “Tax Act”) and the corresponding provisions of any applicable provincial income tax legislation (collectively, a “Tax Election”).

An “Eligible Holder” means a Common Shareholder who is (a) a resident of Canada for purposes of the Tax Act and not exempt from Canadian tax under the Tax Act, or (b) a partnership, any member of which is a resident of Canada for purposes of the Tax Act and not exempt from Canadian tax under the Tax Act.

Eligible Holders should consult their own tax advisors as to whether they should make a Tax Election. Eligible Holders who wish to make a Tax Election must obtain instructions and information relating to the Tax Election at the Offeror’s website (www.totalenergy.ca). An Eligible Holder must provide the necessary information in accordance with the procedures set out therein within 90 days after the disposition of Savanna Common Shares pursuant to the Offer.

With the exception of the execution of the election by the Offeror, compliance with the requirements for a valid Tax Election will be the sole responsibility of the Eligible Holder making such election. Accordingly, the Offeror will not be responsible or liable for taxes, interest, penalties, damages, or expenses resulting from the failure by anyone to properly complete any election form or to properly file it within the time prescribed and in the form prescribed under the Tax Act (or the corresponding provisions of any applicable provincial income tax legislation). The Offeror reserves the right not to execute and return to an Eligible Holder for filing any Tax Election form sent to it that: (i) is not fully completed and signed by an Eligible Holder who has indicated an intention to make a joint tax election with the Offeror in this Letter of Transmittal; or (ii) that is not received by the Offeror within 90 days after the disposition of the Savanna Common Shares pursuant to the Offer.

By checking the box below to indicate an intention to make a joint tax election with the Offeror under subsection 85(1) or (2) of the Tax Act, the undersigned (i) represents that the beneficial owner of the Savanna Common Shares is an Eligible Holder, and (ii) agrees and acknowledges that it is the Eligible Holder’s responsibility to do all things necessary to comply with the requirements for a valid Tax Election.

☐	Check here if the beneficial owner of the Savanna Common Shares (i) is an Eligible Holder and (ii) wishes to make a joint tax election with the Offeror under subsection 85(1) or (2) of the Tax Act (or the corresponding provisions of any applicable provincial tax legislation).

Common Shareholders should consult their own tax advisors to determine whether they should make the Tax Election and, if so, the procedure for doing so. It is the Common Shareholder’s responsibility to take the steps required to make a valid Tax Election.

If an Eligible Holder checks the box above but fails to prepare and/or file a tax election under subsection 85(1) or (2) of the Tax Act, no tax deferral will be available to such Eligible Holder under: (i) subsection 85(1) or (2) of the Tax Act; or (ii) subsection 85.1(1) of the Tax Act.

STEP #5: U.S. SHAREHOLDER DECLARATION

All Common Shareholders must complete this Step.

Indicate whether you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder.

☐	The person signing above represents that he/she/it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐	The person signing above represents that he/she/it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any Common Shareholder that is either (A) a person whose address (as it appears on the register of Common Shareholders of the Company) is located within the United States or any territory or possession thereof or is providing an address in Box “A” that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Internal Revenue Service (“IRS”) Form W-9, enclosed herewith, or otherwise provide certification that you are exempt from backup withholding, as provided in Instruction 11 herein. If you are a U.S. Shareholder but you are not a U.S. person for United States federal tax purposes or are not acting on behalf of such a U.S. person, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary. Such form are also available on the IRS website at www.irs.gov.

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	Common Shareholders who wish to accept the Offer must properly complete and execute a Letter of Transmittal and tender it, or a manually signed facsimile thereof, together with certificate(s) or a DRS Statement representing their Savanna Common Shares and any other documents required by the Letter of Transmittal, prior to the Expiry Time, to the Depositary at any one of the offices of the Depositary set out on the back page of the Letter of Transmittal.

(b)	The method of delivery of the certificate(s) or DRS Statement representing Savanna Common Shares, the Letter of Transmittal and all other required documents is at the option and risk of the tendering Common Shareholder. The Offeror recommends that those documents be delivered by hand to the Depositary and that a receipt be obtained. If the certificate(s) or DRS Statement for Savanna Common Shares and the other documents is (are) to be sent by mail, registered mail with return receipt requested, properly insured, is recommended, and it is suggested that the mailing be made sufficiently in advance of the Expiry Time to permit receipt by the Depositary prior to such time. Delivery will only be effective upon actual receipt of the certificate(s) or DRS Statement for such Savanna Common Shares and all other relevant documents by the Depositary. A Common Shareholder who wishes to tender Savanna Common Shares to the Offer and whose Savanna Common Shares are registered in the name of an investment dealer, broker, bank, trust company or other Intermediary should immediately contact such Intermediary in order to take the necessary steps to be able to tender such Savanna Common Shares to the Offer.

Common Shareholders who have already validly deposited (and not withdrawn) their Savanna Common Shares under the Offer and who do not submit this Letter of Transmittal to the Depositary will be considered to have disposed of a portion of such Savanna Common Shares for Share Consideration and to have disposed of the remaining portion of such Savanna Common Shares for Cash Consideration in the proportions described under the heading “Offer Consideration” on page 4 of this Letter of Transmittal.

(c)	Notwithstanding the foregoing, Common Shareholders may also accept the Offer using any previous form of Letter of Transmittal delivered to Common Shareholders in connection with the Original Offer. Common Shareholders who have validly deposited under the Offer and not withdrawn their Savanna Common Shares need take no further action to accept the Offer unless they want to avail themselves of the tax election set out in this Letter of Transmittal, in which case, such Common Shareholder needs to submit this Letter of Transmittal to the Depositary. Failure to provide the Depositary with this Letter of Transmittal may prevent a Common Shareholder from utilizing the tax election set out in this Letter of Transmittal.

2.	Procedures for Guaranteed Delivery

As set out in Section 3 of the Offer, “Manner of Acceptance – Procedure for Guaranteed Delivery”, if a Common Shareholder wishes to accept the Offer and either: (a) the certificate(s) or DRS Statement representing such Common Shareholder’s Savanna Common Shares is (are) not immediately available; (b) such Common Shareholder cannot complete the procedure for book-entry transfer of the Savanna Common Shares on a timely basis; or (c) such Common Shareholder cannot deliver the certificate(s) or DRS Statement for the applicable Savanna Common Shares, a Letter of Transmittal and all other required documents (if any) to the Depositary by the Expiry Time, those Savanna Common Shares may nevertheless be tendered to the Offer provided that all of the following conditions are met:

(a)	such tender is made only at the principal office of the Depositary in Calgary, Alberta or Toronto, Ontario, by or through an Eligible Institution;

(b)	a Notice of Guaranteed Delivery (or a manually signed facsimile thereof), properly completed and duly executed, including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its principal office in Calgary, Alberta or Toronto, Ontario prior to the Expiry Time; and

(c)

the certificate(s) or DRS Statement representing the applicable Savanna Common Shares, in proper form for transfer, together with a properly completed and duly signed Letter of Transmittal (or a manually signed facsimile thereof), or, in the case of a book-entry transfer, a DRS Statement representing such Savanna Common Shares, with signatures guaranteed if so required in accordance with the Letter of Transmittal and all other required documents required by such Letter of Transmittal, are received at the Calgary, Alberta or Toronto, Ontario office of the Depositary by 11:59 p.m. (Pacific time) on or before the third trading day on the TSX after the Expiry Time.

The Notice of Guaranteed Delivery may be delivered by hand or couriered or mailed to the Depositary only at its principal office in Calgary, Alberta or Toronto, Ontario or transmitted by facsimile to the number set out on the back page of the Notice of Guaranteed Delivery, and must include a signature guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and a Letter of Transmittal and accompanying certificate(s) or DRS Statement and other required documents to an address, or transmission by facsimile (if applicable) to a number, other than as set out on the back page of the Notice of Guaranteed Delivery will not constitute a valid delivery to the Depositary.

For the purpose of this Instruction 2 and Instructions 3 and 4 herein, “Eligible Institution” means a Canadian Schedule I chartered bank, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually participating organizations in recognized stock exchanges in Canada and/or the United States, members of IIROC, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.	Signatures

A Letter of Transmittal must be completed, dated and signed by the Common Shareholder or by such Common Shareholder’s duly authorized representative (in accordance with Instruction 5).

(a)	If a Letter of Transmittal is signed by the registered holder of the Deposited Savanna Common Shares exactly as the name of the registered Common Shareholder appears on the share certificate(s) (if applicable) deposited herewith, and the Offeror Common Shares to be received by such registered Common Shareholder under the Offer is to be delivered directly to such registered Common Shareholder, the certificate(s) need not be endorsed. If such Deposited Savanna Common Shares are owned of record by two or more joint holders, all such holders must sign a Letter of Transmittal.

(b)	If a certificate (if applicable) representing Savanna Common Shares is registered in the name of a person other than the signatory of the Letter of Transmittal or if the consideration to be received under the Offer is to be delivered to a person other than the registered holder, the certificate must be endorsed or accompanied by an appropriate power of attorney, in either case, signed exactly as the name of the registered holder appears on the certificate with the signature on the certificate or power of attorney guaranteed by an Eligible Institution.

(c)	If any of the Deposited Savanna Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Savanna Common Shares.

4.	Guarantee of Signatures

Except as provided below in this Instruction 4, no signature guarantee is required on the Letter of Transmittal if:

(a)	the Letter of Transmittal is signed by the registered holder of the Savanna Common Shares exactly as the name of the registered Common Shareholder appears on the share certificate(s) (if applicable) deposited herewith, and the consideration to be received by such registered Common Shareholder under the Offer is to be delivered directly to such registered Common Shareholder; or

(b)	Savanna Common Shares are tendered to the Offer for the account of an Eligible Institution.

In all other cases, all signatures on the Letter of Transmittal (and the signature(s) of the registered holders(s) as contemplated by Instruction 3(b) above) must be guaranteed by an Eligible Institution.

5.	Fiduciaries, Representatives and Authorizations

Where a Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing (in the signature box above) and the Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Either the Offeror or the Depositary, at their discretion, may require additional evidence of such authority or additional documentation.

6.	Partial Deposits

If fewer than the total number of Savanna Common Shares evidenced by any certificate or DRS Statement submitted are to be deposited, fill in the number of Savanna Common Shares to be deposited in the appropriate space on the Letter of Transmittal. In such case, new certificate(s) for the number of Savanna Common Shares not deposited or a DRS Statement evidencing the number of Shares not deposited will be sent to the registered Common Shareholder, unless otherwise requested by the Common Shareholder, as soon as practicable following the Expiry Time or the termination or withdrawal of the Offer. See Section 7 of the Offer, “Return of Deposited Savanna Common Shares”, as set out in the Original Offer and Circular. The total number of Savanna Common Shares evidenced by all certificates or DRS Statements delivered will be deemed to have been deposited unless otherwise indicated.

7.	Payment and Delivery Instructions

In all cases, Common Shareholders submitting this Letter of Transmittal should complete Box “A” or Box “B” of Step #3 herein. If those boxes are not completed, the Offer Consideration for the Deposited Savanna Common Shares (or the certificate(s) in respect of the Deposited Savanna Common Shares if the Offer is not completed) will be mailed to the address as shown on the list of Savanna shareholders provided to the Offeror by the Company.

8.	Soliciting Dealers

Where the Offer has been accepted through a soliciting dealer, identify the investment dealer or broker who solicited acceptance of the Offer by completing Box “D” of Step #3 herein. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit and be forwarded by the soliciting dealer to the place of deposit in accordance with the procedures outlined herein.

9.	Miscellaneous

(a)	If the space on the Letter of Transmittal is insufficient to list all certificates or DRS Statements relating to Deposited Savanna Common Shares, additional certificate numbers, DRS Statements and numbers of Savanna Common Shares may be included on a separate list affixed to the Letter of Transmittal and signed by the registered holder(s) in the manner described in Instruction 3 herein.

(b)	If Savanna Common Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Savanna Common Shares will be accepted.

(d)	Additional copies of the Offer and Circular, the Notice of Change and Variation, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary or the Information Agent at the offices specified on the back page of this Letter of Transmittal. This Letter of Transmittal is also available under the Company’s profile on SEDAR at www.sedar.com.

(e)	It is strongly recommended that prior to completing a Letter of Transmittal the person signing above read the accompanying Offer and Circular and discuss any questions with his/her/its tax advisor.

(f)	The Offeror reserves the right, if it so elects in its sole judgment, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it, or to accept any Letter of Transmittal received following the Expiry Time.

(g)	This Letter of Transmittal will be construed in accordance with and governed by the Laws of the Province of Alberta and the federal Laws of Canada applicable therein.

10.	Lost Certificates

If you have lost your Savanna Common Share certificate(s), but wish to tender your Savanna Common Shares to the Offer, you should complete the Letter of Transmittal to the extent possible and deliver it, together with a letter describing the circumstances surrounding the loss, in the manners specified herein to the Depositary. The Depositary will forward such letter to the transfer agent for the Savanna Common Shares and such transfer agent will advise you of the steps that you must take to obtain a replacement certificate for your Savanna Common Shares, which must be received by the Depositary before the Expiry Time.

11.	U.S. Shareholders and Backup Withholding

In all cases, Common Shareholders submitting this Letter of Transmittal should complete Step #5. The Depositary will not deliver any Offer Consideration to Common Shareholders until the information required by Step #5 is provided.

Under U.S. federal income tax Laws, as described in more detail below, the Offeror (and its paying agent) may be required to impose backup withholding tax at a rate of 28% on any cash payment (including payment of the Cash Consideration) made to a U.S. Shareholder pursuant to the Offer.

To avoid backup withholding on any payment made to a U.S. Shareholder (or any person acting on behalf of a U.S. Shareholder), each U.S. Person (as defined herein) must provide his, her or its correct U.S. Taxpayer Identification Number (TIN) (generally, such person’s social security or federal employer identification number), or the TIN of the person on whose behalf you are acting, and certain other information, by completing the enclosed IRS Form W-9. See the instructions enclosed with the IRS Form W-9 for instructions. If a U.S. person does not have a TIN, the U.S. person should apply for a TIN as described in the instructions to IRS Form W-9 and write “Applied For” in the space provided for the TIN. If a U.S. person does not provide a certified TIN by the time of payment, 28% backup withholding tax will be deducted from all cash payments made to he/her/it. If a U.S. person fails to furnish its correct TIN on IRS Form W-9, such person may be subject to penalties imposed by the IRS. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

Certain Common Shareholders (including, among others, corporations) are exempt from these backup withholding and reporting requirements. Exempt persons who are U.S. persons should indicate their exempt status on the IRS Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the IRS Form W-9 in the space provided.

If the enclosed IRS Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes but provided a mailing address in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website at www.irs.gov.

You are a “U.S. Person” if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a corporation for U.S. federal income tax purposes created or organized in the United States or under the Laws of the United States or any state thereof or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. Persons are authorized to control all substantial decisions of the trust (or certain electing trusts).

Each U.S. Shareholder is urged to consult his, her or its own U.S. tax advisor to determine whether such holder is required to furnish an IRS Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

A U.S. SHAREHOLDER WHO FAILS TO COMPLETE PROPERLY THE ENCLOSED IRS FORM W-9 SET FORTH IN THE LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING FROM ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

12.	Assistance

The Depositary, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see the back page of this Letter of Transmittal for addresses and telephone numbers). Common Shareholders whose Savanna Common Shares are registered in the name of an Intermediary should contact such Intermediary if they wish to accept the offer.

Privacy Notice

By completing this Letter of Transmittal, you consent to the Depositary’s collection, use, and disclosure of your personal information contained herein, and such personal information as you may provide or that the Depositary may lawfully collect from time to time. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary will only collect, use, or disclose your personal information for the purposes described in this Letter of Transmittal, to administer your account, or for other purposes set forth in the Depositary’s Privacy Code (details of which are below) or authorized by Law. Please be aware that the Depositary may use service providers in or outside of Canada to process and/or store personal information for the foregoing purposes. Information processed or handled by those service providers may be subject to the Laws of the countries where the information is processed or stored. The Depositary has prepared a Privacy Code to tell you more about its information practices and how it protects your privacy. It is available at the Depositary’s website, www.computershare.com, or by writing the Depositary at 100 University Avenue, Toronto, Ontario, M5J 2Y1. If you have any questions about how the Depositary collects, uses, discloses, or stores your personal information, please contact the Depositary’s Chief Privacy Officer at privacyofficer@computershare.com.

A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OR DRS STATEMENTS FOR DEPOSITED SAVANNA COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRY TIME.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

  ☐ Individual/sole proprietor or       ☐ C Corporation       ☐ S Corporation       ☐ Partnership       ☐ Trust/estate

        single-member LLC

  ☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

  ☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

	5 Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for…	THEN the payment is exempt for…
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail:

P.O. Box 7021

31 Adelaide Street East

Toronto, Ontario M5C 3H2

Attention: Corporate Actions

By Registered Mail, Hand or Courier

Calgary	Toronto

600, 530 – 8th Avenue SW Calgary, Alberta T2P 3S8 Attention: Corporate Actions	100 University Avenue, 8th Floor Toronto Ontario M5J 2Y1 Attention: Corporate Actions

Toll Free in North America: 1-800-564-6253

Collect Outside of North America: 1-514-982-7555

e-mail: corporateactions@computershare.com

The Information Agent for the Offer is:

LAUREL HILL ADVISORY GROUP

Toll Free in North America: 1-877-452-7184

Collect Outside of North America: 1-416-304-0211

e-mail: assistance@laurelhill.com

Questions or requests for assistance or additional copies of this Letter of Transmittal, the Original Offer and Circular or the Notice of Change and Variation may be directed by holders of Savanna Common Shares to the Depositary or the Information Agent at the telephone numbers and locations set out above. You may also contact your broker or other intermediary for assistance concerning the Offer. To keep current with further developments and information about the Offer, visit www.totalenergy.ca/savannaoffer.